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Exhibit (a)(1)(ii)

        LETTER OF TRANSMITTAL

To Tender Class A Ordinary Shares
of
OpenTV Corp.

Pursuant to the Offer to Purchase dated October 5, 2009
by
Kudelski Interactive Cayman, Ltd.
an indirect wholly owned subsidiary of
Kudelski SA

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 6, 2009 UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By First Class Mail:	By Registered, Certified or Overnight Mail:	By Facsimile:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V, 250 Royall Street Canton, MA 02021	(For Eligible Institutions Only) (617) 360-6810 Confirm Facsimile Transmission: (781) 575-2332

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT AT THE ADDRESS OR TELEPHONE NUMBERS SET FORTH BELOW.

DESCRIPTION OF SHARES TENDERED

Name(s) & Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Tendered (Attach additional list if necessary)

	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by shareholders tendering by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

Corp Actions Voluntary—OPTV

        You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the substitute Form W-9, substitute Form W-8BEN, or provide such other Form W-8 as applicable (see below), if required.

        The Offer (as defined below) is not being made to, nor will tenders be accepted from or on behalf of, holders of Shares (as defined below) in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction. In any jurisdiction where the applicable laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of the Purchaser (as defined below) by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

        This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase.

        Holders of outstanding Shares, whose certificates for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined below) or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED,
SEE INSTRUCTION 9

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Shareholder(s):

Date of Execution of Notice of Guaranteed Delivery:	, 2009

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Corp Actions Voluntary—OPTV

Ladies and Gentlemen:

        The undersigned hereby tenders to Kudelski Interactive Cayman, Ltd., an exempt company organized under the laws of the Cayman Islands (the "Purchaser") and an indirect wholly owned subsidiary of Kudelski SA, a public limited company organized under the laws of Switzerland ("Parent"), the above-described Class A ordinary shares of no par value ("Shares") of OpenTV Corp., a company incorporated and registered under the laws of the British Virgin Islands (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares not owned by Parent or its wholly owned subsidiaries for $1.55 per Share, net to the seller in cash, without interest and less applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 5, 2009, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The Offer expires at 5:00 p.m., New York City time, on Friday, November 6, 2009, unless extended by the Purchaser as described in the Offer to Purchase (as extended, the "Expiration Date"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of the undersigned to receive payment for Shares validly tendered and accepted for payment.

        Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after October 5, 2009) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

        The undersigned hereby irrevocably appoints Lucien Gani, Yves Pitton and Santino Rumasuglia, in their respective capacities as directors of the Purchaser and/or officers of Parent, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion determine, with respect to all of the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after October 5, 2009), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent power of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith (and any and all other Shares or other securities issued or issuable in respect thereof on or after October 5, 2009) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

Corp Actions Voluntary—OPTV

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased (less any applicable withholding tax), and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased (less any applicable withholding tax) and any certificates for Shares not tendered or not purchased to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased (less any applicable withholding tax) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(If completing this section signatures must be guaranteed—See Instructions 1, 5, 6, 7 and 8)

        To be completed ONLY if the check for the purchase price of Shares purchased (less any applicable withholding tax) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

Issue:

☐	Check

☐	Certificate(s) to:

Name:	(Please Print)

Address:	(Include Zip Code)

U.S. Taxpayer Identification Number or U.S. Social Security Number

☐	Credit Shares tendered by book-entry transfer to the account number at the Book-Entry Transfer Facility set forth below:

Corp Actions Voluntary—OPTV

SPECIAL DELIVERY INSTRUCTIONS
(If completing this section signatures must be guaranteed—See Instructions 1, 5, 6, 7 and 8)

        To be completed ONLY if the check for the purchase price of Shares purchased (less any applicable withholding tax) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail:

☐	Check

☐	Certificate(s) to:

Name:	(Please Print)

Address:	(Include Zip Code)

Corp Actions Voluntary—OPTV

IMPORTANT
SECURITY HOLDERS SIGN HERE

(Signature(s) of Security Holder(s))
Dated: , 2009

Name(s):	(Please Print)

Capacity (full title):

Address(es):	(Include Zip Code)

Area Code and Telephone Number for Daytime Contact:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Please complete Substitute Form W-9 (below), Substitute Form W-8BEN (below), or such other Form W-8, as required
GUARANTEE OF SIGNATURE(S) (If required; see Instructions 1 and 5) (For use by Eligible Institutions only. Place medallion guarantee in space below)

Name of Firm:	(Please Print)

Address:	(Include Zip Code)

Authorized Signature:

Name:	(Please Print)

Area Code and Telephone Number for Daytime Contact:

Dated: , 2009

Corp Actions Voluntary—OPTV

Substitute Form W-9—Please see enclosed Instructions for Completing Substitute Form W-9.

Substitute Form W-9		Request for Taxpayer Identification Number and Certification

Section I: Taxpayer's Name	Write taxpayer's name if different from that shown on the signature block of the Letter of Transmittal.

Section II: Taxpayer Classification	Select appropriate classification of taxpayer.	Individual/Sole Proprietor Corporation
Partnership Limited Liability Company
Other:

Section III: Taxpayer Identification Number or Indication of Exempt Payee Status

	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If you do not have a number, see "How to Obtain a TIN" in the enclosed Instructions for Completing Substitute Form W-9. Note: If the account is in more than one name, see the chart in the enclosed Instructions for Completing Substitute Form W-9 to determine what number to enter.	Exempt Payee Social Security Number: _ _ _ — _ _ _ — _ _ _ Or Employer Identification Number: _ _ — _ _ _ _ _ _ _

Section IV: Certification	(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2) I am not subject to backup withholding either because
(a) I am exempt from backup withholding, or
(b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
(c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (as defined in the enclosed Instructions for Completing Substitute Form W-9).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete.

Signature of U.S. person:		Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU HAVE APPLIED FOR,
AND NOT YET RECEIVED, A TAXPAYER IDENTIFICATION NUMBER

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Section IV of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all payments made to me pursuant to the Offer shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature:	Date:	, 2009

Failure to complete and return this form may result in backup withholding of 28% on any payments made pursuant to the Offer. Please review the enclosed Instructions for Completing Substitute Form W-9

Corp Actions Voluntary—OPTV

Substitute Form W-8BEN—Please see enclosed Instructions for Completing Substitute Form W-8BEN.

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding
• Section references are to the Internal Revenue Code.
Substitute Form W-8BEN	• See separate instructions.
• Give this form to the withholding agent or payer.
Do not send to the IRS.

Do not use this form for:	Instead, use Form:

• A U.S. citizen or other U.S. person, including a resident alien individual	W-9

• A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI

• A foreign partnership, a foreign simple trust, or a foreign grantor trust	W-8ECI or W-8IMY

• A person acting as an intermediary	W-8IMY

Note: See instructions for additional exceptions.

Part I Identification of Beneficial Owner

1.	Name of individual or organization that is the beneficial owner						2. Country of incorporation or organization

3.	Type of beneficial owner:	☐	Individual	☐	Corporation	☐	Disregarded entity	☐	Partnership	☐	Simple trust
	☐ Grantor trust	☐	Complex trust	☐	Estate	☐	Government	☐	International organization
	☐ Central bank of issue	☐	Tax-exempt organization	☐	Private foundation

4.	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

City or town, state or province. Include postal code and country (do not abbreviate) where appropriate:

5.	Mailing address (if different from above):

City or town, state or province. Include postal code and country (do not abbreviate) where appropriate:

6.	U.S. taxpayer identification number, if required (see instructions):					7. Foreign tax identifying number, if any (optional):
☐ SSN or ITIN
☐ EIN

8.	Reference number(s) (see instructions):

Part II Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

  1.
  I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates.

  2.
  The beneficial owner is not a U.S. person.

  3.
  The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner's share of a partnership's effectively connected income, and

  4.
  For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the enclosed Instructions for Completing Substitute Form W-8BEN.

        Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

        The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to establish your status as a non-U.S. person and, if applicable, obtain a reduced rate of withholding.

Sign Here:

	Signature Of Beneficial Owner (Or Individual Authorized To Sign For Beneficial Owner)	Capacity in which acting

Date (MM-DD-YYYY)

Failure to complete and return this form may result in backup withholding of 28% on any payments made pursuant to the Offer. Please review the enclosed Instructions for Completing Substitute Form W-8BEN.

Corp Actions Voluntary—OPTV

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Shares.    This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, with any required signature guarantees (or a manually signed facsimile thereof) or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date.

        Shareholders whose certificates for Shares are not immediately available or shareholders who cannot deliver their certificates and all other required documents to the Depositary or who cannot comply with the procedure for book-entry transfer on or prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase.

        Under the guaranteed delivery procedure:

        (i)    such tender must be made by or through an Eligible Institution;

        (ii)   a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser with the Offer to Purchase must be received by the Depositary on or prior to the Expiration Date; and

        (iii)  the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry delivery, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase.

        The method of delivery of Shares, this Letter of Transmittal and all other required documents, including through the Book-Entry Transfer Facility, is at the election and sole risk of the tendering shareholders and delivery will be deemed made only when actually received by the Depositary. If certificates for Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

Corp Actions Voluntary—OPTV

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate duly executed schedule attached hereto.

        4.    Partial Tenders (not applicable to shareholders who tender by book-entry transfer).    If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, if Shares are purchased, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

        If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

        7.    Special Payment and Delivery Instructions.    If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

        8.    Substitute Form W-9 or Form W-8BEN.    In order to avoid backup withholding of U.S. federal income tax at a rate of 28% on payments of cash in connection with the Offer, a shareholder whose Shares are

Corp Actions Voluntary—OPTV

accepted for payment in the Offer who is a U.S. person (i.e., a U.S. shareholder as such term is defined under "The Offer—Section 5—Certain Material U.S. Federal Income Tax Considerations" of the Offer to Purchase, or an entity treated as a partnership for U.S. federal income tax purposes that is organized within the United States) must, unless an exemption applies, provide the Depository with the shareholder's taxpayer identification number ("TIN") on Substitute Form W-9 included in this Letter of Transmittal and certify under penalty of perjury that such TIN is the shareholder's TIN, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person. If a shareholder does not provide the shareholder's TIN or fails to provide the certifications described above, the United States Internal Revenue Service (the "IRS") may impose a penalty on the shareholder. See the enclosed Instructions for Completing Substitute Form W-9 for additional details.

        U.S. federal income tax under the backup withholding rules is not an additional tax. Rather, the amount of the tax withheld can be credited against the shareholder's federal income tax liability, provided the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

        A shareholder is required to give the Depository the TIN (e.g., social security number or employer identification number) of the shareholder of the Shares tendered herewith. If such Shares are held in more than one name, or are not in the name of the actual owner(s), consult the enclosed Instructions for Completing Substitute Form W-9 for additional guidance on which number to report.

        Corporations and foreign persons (a foreign person for this purpose is a person who is not a U.S. person, as defined above) are exempt from backup withholding. Tendering shareholders who are foreign persons should complete and sign the main signature form and Substitute Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or other appropriate Form W-8) to provide the information and certification necessary to avoid backup withholding. See the enclosed Instructions for Completing Substitute Form W-BEN for more instructions. Shareholders that are not described in this section or otherwise have questions about whether they should execute a Substitute Form W-8 or Substitute Form W-9 should consult their tax advisors. Shareholders should also consult their tax advisors about qualifying for exemption from backup withholding and the procedure for obtaining such exemption. Failure to complete and return a Substitute Form W-9, Substitute Form W-8BEN, or other Form W-8 may result in backup withholding of 28% of any payments made to you pursuant to the Offer even if you are not a U.S. person. Please review the enclosed Instructions for Completing Substitute Form W-9 and Substitute Form W-8BEN.

        9.    Mutilated, Lost, Stolen or Destroyed Certificates.    If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, shareholders should promptly notify BNY Mellon Shareowner Services, the Company's transfer agent for the Shares. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedure for replacing lost, mutilated, destroyed or stolen certificates have been followed.

        10.    Questions or Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained (at the Purchaser's expense) from the Information Agent.

        11.    Waiver of Conditions.    Subject to any applicable rules and regulations of the Securities and Exchange Commission, the Purchaser reserves the right to waive (in its sole discretion, in whole or in part at any time or from time to time on or prior to the Expiration Date) any of the specified conditions of the Offer in the case of any Shares tendered.

        IMPORTANT: This Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary on or prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedure for book-entry transfer, in each case on or prior to the Expiration Date, or the tendering shareholder must comply with the procedure for guaranteed delivery.

Corp Actions Voluntary—OPTV

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free: (800) 322-2885
Email: opentv@mackenziepartners.com

The Dealer Manager for the Offer is:

QuickLinks

  Exhibit (a)(1)(ii)